UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 9, 2012, BRT Realty Trust issued a press release (the “Press Release”) announcing its results of operations for the first quarter ended December 31, 2011 and the completion of certain financing arrangements with respect to the Newark Joint Venture.  The press release is attached as an exhibit to this Current Report on Form 8-K.  This information and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and are not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by registrant under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

The information set forth in the Press Release and such release are being furnished pursuant to Item 7.01 of Form 8-K and are not to be considered "filed" under the Exchange Act and shall not be incorporated by reference into any previous or future filing by registrant under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
99.1	Press release dated February 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

Date: February 9, 2012	By: /s/ David W. Kalish
David W. Kalish
Senior Vice President - Finance